New Issue Computational Materials

$1,408,119,000 (Approximate)

Greenpoint Mortgage Funding Trust 2006-AR2
Issuing Entity

Mortgage Pass-Through Certificates, Series 2006-AR2

Structured Asset Mortgage Investments II Inc.
Depositor

EMC Mortgage Corporation
Sponsor and Servicer

Wells Fargo Bank, National Association
Trustee

Bear, Stearns & Co. Inc.
Underwriter

January 19, 2006

                        STATEMENT REGARDING FREE WRITING PROSPECTUS
The issuing entity has filed a registration  statement (including a prospectus) with the SEC for the  offering to which this free  writing  prospectus  relates.  Before you invest,  you should read the prospectus in the  registration  statement and other documents the depositor has filed  with the SEC for more  complete  information  about the  depositor,  the  issuing entity and this  offering.  You may get these  documents  for free by visiting  EDGAR on the
SEC Web site at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating  in the  offering  will arrange to send you the  prospectus  you request it by calling toll free 1-866-803-9204.
This free  writing  prospectus  does not  contain  all  information  that is  required to be
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http://www.bearstearns.com/prospectus/sami     or    visit    the     following     website:
"www.bearstearns.com/prospectus/sami"  for a copy of the base prospectus  applicable to this offering.
The Information in this free writing  prospectus is preliminary and is subject to completion or change.
The  Information in this free writing  prospectus  supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities  prior to the time of your commitment to purchase.
This free  writing  prospectus  is not an offer to sell or  solicitation  of an offer to buy
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                    SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the "Information") may include various forms of performance  analysis,  security  characteristics  and securities pricing estimates for the securities  described  therein.  Should  you receive  Information that refers to the
"Statement  Regarding  Assumptions  and Other  Information",  please refer to this statement instead.  The  Information  is  illustrative  and is not intended to predict  actual results
which may  differ  substantially  from  those  reflected  in the  Information.   Performance
analysis is based on certain  assumptions with respect to significant factors that may prove
not to be as assumed.   Performance results are based on mathematical models that use inputs to calculate  results.  As with all models,  results may vary  significantly  depending upon
the value  given to the  inputs.   Inputs to these  models  include  but are not limited to:
prepayment   expectations   (econometric   prepayment   models,   single  expected  lifetime
prepayments or a vector of periodic  prepayments),   interest rate assumptions (parallel and
nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual
pool  level  data,  aggregated  pool level  data,   reported  factors  or imputed  factors),
volatility  assumptions  (historically observed or implied current) and reported information
(paydown factors,  rate resets,  remittance reports and trustee statements).  Models used in any analysis  may be  proprietary,  the results  therefore,  may be difficult  for any third
party to reproduce.   Contact your registered  representative  for detailed  explanations of any modeling techniques employed in the Information.

The  Information  may not  reflect  the  impact  of all  structural  characteristics  of the security,  including call events and cash flow  priorities at all  prepayment  speeds and/or interest  rates.  You should  consider  whether the behavior of these  securities  should be tested using assumptions  different from those included in the Information.  The assumptions underlying the Information,  including  structure and collateral,  may be modified from time
to time to reflect changed facts and  circumstances.   Offering  Documents contain data that
is current as of their  publication  dates and after  publication may no longer be accurate,
complete or  current.   Contact  your  registered  representative  for  Offering  Documents,
current  Information  or additional  materials,   including  other  models  for  performance
analysis,  which are  likely to  produce  different  results,  and any  further  explanation regarding the Information.

Any pricing  estimates Bear  Stearns has supplied at your request (a) represent our view, at the time determined,  of the investment  value of the securities  between the estimated bid
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illiquidity,  (b) do not  constitute  a bid by Bear  Stearns  or any  other  person  for any
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and (e) may have  been  derived  from  matrix  pricing  that  uses  data  relating  to other securities  whose  prices are more readily  ascertainable  to produce a  hypothetical  price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have
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for any investment decision.

--------------------------------------------------------------------------------------------

                                                     $1,408,119,000 (Approximate)

                                              Greenpoint Mortgage Funding Trust 2006-AR2
                                                            Issuing entity
                                          Mortgage Pass-Through Certificates, Series 2006-AR2

                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor

                                                       EMC Mortgage Corporation
                                                         Sponsor and Servicer

                                                Wells Fargo Bank, National Association
                                                                Trustee

Transaction Highlights:

----------------- -------------- --------------- ---------- ------------- ---------- ------------ ------------ ------------------------
                                                                          Avg Life                Legal Final
                                    Ratings                                To Call     Window      Maturity
    Classes           Sizes       Moody's/ S&P   CE Levels     Coupon      (years)    (months)       Date         Certificate Type
----------------- -------------- --------------- ---------- ------------- ---------- ------------ ------------ ------------------------

  Class I-A-1      190,815,000     Aaa / AAA        46.17%  Floating (6)    3.053        1-98      02/25/35     Super Senior Floater
  Class 1-A-2      95,354,000      Aaa / AAA        19.27%  Floating (6)    3.053        1-98      02/25/35     Level 1 Support Floater
  Class 1-A-3      31,785,000      Aaa / AAA        10.30%  Floating (6)    3.053        1-98      02/25/35     Level 2 Support Floater
  Class 2-A-1      74,105,000      Aaa / AAA        46.18%  Floating (7)    3.058        1-98      02/25/35     Super Senior Floater
  Class 2-A-2      49,404,000      Aaa / AAA        10.30%  Variable (8)    3.058        1-98      02/25/35     Level 1 Support Floater
  Class 3-A-1      370,073,000     Aaa / AAA        46.18%  Floating (9)    3.044        1-98      02/25/35     Super Senior Floater
  Class 3-A-2      185,036,000     Aaa / AAA        19.27%  Floating (9)    3.044        1-98      02/25/35     Level 1 Support Floater
  Class 3-A-3      61,679,000      Aaa / AAA        10.30%  Floating (9)    3.044        1-98      02/25/35     Level 2 Support Floater
  Class 4-A-1      132,498,000     Aaa / AAA        46.18%  Variable(10)    3.050        1-98      02/25/35     Super Senior Floater
  Class 4-A-2      88,332,000      Aaa / AAA        10.30%  Variable(10)    3.050        1-98      02/25/35     Level 1 Support Floater
   Class M-1       52,043,000      Aa1 / AA+         6.65%  Floating(11)    5.894        43-98     02/25/35      Subordinate Floater
   Class M-2       27,091,000       Aa2 / AA         4.75%  Floating(11)    5.888        43-98     02/25/35      Subordinate Floater
   Class M-3        8,555,000      Aa3 / AA-         4.15%  Floating(11)    5.883        43-98     02/25/35      Subordinate Floater
   Class B-1       17,110,000        A2 / A          2.95%  Floating(11)    5.880        43-98     02/25/35      Subordinate Floater
   Class B-2       17,110,000       NR / BBB         1.75%  Floating(11)    5.801        43-98     02/25/35      Subordinate Floater
   Class B-3        7,129,000      NR / BBB-         1.25%  Floating(11)    5.429        43-84     02/25/35      Subordinate Floater
----------------- -------------- --------------- ---------- ------------- ---------- ------------ ------------ ------------------------
Notes:
(1.)     The Certificate sizes are approximate and subject to a variance of +/- 10%.
(2.)     Certificates are priced to the 10% optional clean-up call.
(3.)     Based on the pricing prepayment speed described herein.
(4.)     Certificates will settle flat and accrue interest on an actual/360 basis.
(5.)     Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein.  The expected initial credit enhancement percentages are as provided above.
              The initial OC amount will equal 1.25% as of the Cut-Off Date.

(6.)     The Pass-Through Rate for the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates (collectively, the "Class 1-A
              Certificates") will be a floating rate based on One-Month LIBOR plus x.xx%, x.xx% and x.xx%, respectively, subject to the lesser of (i) Net Rate Cap (as described herein) and (ii) 10.50%. On the first distribution date after the Optional Termination Date, each such class' margin will be increased
              to 2 times the original margin on such certificate.   The Class 1-A Certificates will settle flat and
              accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(7.)     The Pass-Through Rate for the Class 2-A-1 Certificates (together with the Class 2-A2 Certificates, the "Class 2-A
              Certificates") will be a floating rate based on One-Month LIBOR plus x.xx% subject to the lesser of
              (i) Net Rate Cap (as described herein) and (ii) 10.50%. On the first distribution date after the
              Optional Termination Date, such class' margin will be increased to 2 times the original margin on such
              certificate.   The Class 2-A-1 Certificates will settle flat and accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(8.)     The Pass-Through Rate for the Class 2-A-2 Certificates will be a variable rate based on 1-Month LIBOR plus x.xx%, respectively, subject to the Net Rate Cap.

(9.)     The Pass-Through Rate for the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates (collectively, the "Class 3-A
              Certificates") will be a floating rate based on One-Month LIBOR plus x.xx%, x.xx% and x.xx%, respectively, subject to the lesser of (i) Net Rate Cap (as described herein) and (ii) 10.50%. On the first distribution date after the Optional Termination Date, each such class' margin will be increased
              to 2 times the original margin on such certificate.   The Class 3-A Certificates will settle flat and
              accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(10.)    The Pass-Through Rate for the Class 4-A-1 Certificates and Class 4-A-2 Certificates will be a variable rate based on 1-Year
              MTA plus x.xx% and x.xx%, respectively, subject to the Net Rate Cap.

(11.)    The Pass-Through Rate for the Class M-1, Class M-2, Class M-3 (collectively, the "Class M Certificates") , Class B-1, Class
              B-2 and Class B-3 Certificates (collectively, the "Class B Certificates" and together with the Class M
              Certificates, the "Subordinate Certificates") will be a floating rate based on One-Month LIBOR plus
              x.xx%, x.xx%, x.xx%, x.xx%, x.xx%,  and x.xx%, respectively, subject to the lesser of (i) Net Rate
              Cap  and (ii) 10.50%. On the first distribution date after the Optional Termination Call Date, each
              such class' margin will be increased to 1.5 times the original margin on such certificate.   The
              Subordinate Certificates will settle flat and accrue interest on an Actual/360 basis. The Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

Collateral Summary:
Group 1 Mortgage Loans                                                                                      Minimum              Maximum
Scheduled Principal Balance                                $354,345,445                                     $29,799           $1,100,000
Average Scheduled Principal Balance                            $295,781
Number of Mortgage Loans                                          1,198

Weighted Average Gross Coupon                                    7.968%                                      1.000%               8.375%
Weighted Average FICO Score                                         727                                         640                  817
Weighted Average Original LTV                                    77.65%                                      36.57%               90.30%

Weighted Average Original Term                               398 months                                         360                  480
Weighted Average Stated Remaining Term                       393 months                                         352                  478
Weighted Average Seasoning                                     5 months                                           2                    8

Weighted Average Gross Margin                                    3.117%                                      2.250%               3.500%
Weighted Average Minimum Interest Rate                           3.117%                                      2.250%               3.500%
Weighted Average Maximum Interest Rate                          11.503%                                      9.950%              13.000%

Weighted Average Months to Roll                                 1 month

Latest Maturity Date                                           1/1/2046
Maximum Zip Code Concentration                            (95020) 0.78%
                                                                                  Full/Alternative                                13.75%
ARM                                                             100.00%           No Income/No Asset                               1.44%
                                                                                  No Ratio                                         0.16%
LIBOR Neg Am                                                    100.00%           Stated Income                                   83.21%
                                                                                  Stated/Stated                                    1.44%

                                                                                  Cash Out Refinance                              35.65%
                                                                                  Purchase                                        50.82%
First Lien                                                      100.00%           Rate/Term Refinance                             13.53%

Prepay Penalty: 12 months; "Hard"                                17.19%           2-4 Family                                      14.47%
Prepay Penalty: 12 months; "Soft"                                 0.39%           Condominium                                     14.22%
Prepay Penalty: 24 months; "Hard"                                 0.11%           PUD                                             22.93%
Prepay Penalty: 24 months; "Soft"                                 0.11%           Single Family                                   48.38%
Prepay Penalty: 30 months; "Hard"                                 0.22%
Prepay Penalty: 30 months; "Soft"                                 0.00%           Non-Owner                                       44.08%
Prepay Penalty: 36 months; "Hard"                                 0.00%           Primary                                         51.95%
Prepay Penalty: 36 months; "Soft"                                37.17%           Second Home                                      3.97%
Prepay Penalty: 42 months; "Hard"                                 0.03%
Prepay Penalty: 42 months; "Soft"                                 3.47%           Top 5 States:
Prepay Penalty: 60 months; "Hard"                                 0.09%           California                                      34.91%
Prepay Penalty: 60 months; "Soft"                                 0.27%           Florida                                         10.85%
Prepay Penalty: 6 months; "Hard"                                  0.00%           Virginia                                         7.95%
Prepay Penalty: 6 months; "Soft"                                  0.18%           Arizona                                          5.97%
No Prepay                                                        40.77%           New Jersey                                       5.08%

Group 2 Mortgage Loans                                                                                      Minimum              Maximum
Scheduled Principal Balance                                $137,690,848                                     $40,366           $1,300,000
Average Scheduled Principal Balance                            $278,163
Number of Mortgage Loans                                            495

Weighted Average Gross Coupon                                    8.157%                                      1.000%               8.375%
Weighted Average FICO Score                                         722                                         644                  817
Weighted Average Original LTV                                    77.87%                                      23.03%               95.00%

Weighted Average Original Term                               404 months                                         360                  480
Weighted Average Stated Remaining Term                       399 months                                         353                  478
Weighted Average Seasoning                                     4 months                                           2                    7

Weighted Average Gross Margin                                    3.314%                                      2.375%               3.500%
Weighted Average Minimum Interest Rate                           3.314%                                      2.375%               3.500%
Weighted Average Maximum Interest Rate                          11.179%                                      9.950%              12.000%

Weighted Average Months to Roll                                 1 month

Latest Maturity Date                                           1/1/2046
Maximum Zip Code Concentration                            (34103) 0.94%

ARM                                                             100.00%           Full/Alternative                                12.05%
                                                                                  No Income/No Asset                               1.89%
LIBOR Neg Am                                                    100.00%           Stated Income                                   84.76%
                                                                                  Stated/Stated                                    1.30%

                                                                                  Cash Out Refinance                              46.45%
                                                                                  Purchase                                        36.08%
First Lien                                                      100.00%           Rate/Term Refinance                             17.46%

Prepay Penalty: 12 months; "Hard"                                 0.00%           2-4 Family                                       9.82%
Prepay Penalty: 12 months; "Soft"                                 0.00%           Condominium                                      8.11%
Prepay Penalty: 24 months; "Hard"                                 0.00%           PUD                                             23.37%
Prepay Penalty: 24 months; "Soft"                                 0.00%           Single Family                                   58.69%
Prepay Penalty: 30 months; "Hard"                                 0.00%
Prepay Penalty: 30 months; "Soft"                                 0.00%           Non-Owner                                       32.88%
Prepay Penalty: 36 months; "Hard"                               100.00%           Primary                                         64.68%
Prepay Penalty: 36 months; "Soft"                                 0.00%           Second Home                                      2.44%
Prepay Penalty: 42 months; "Hard"                                 0.00%
Prepay Penalty: 42 months; "Soft"                                 0.00%           Top 5 States:
Prepay Penalty: 60 months; "Hard"                                 0.00%           California                                      43.88%
Prepay Penalty: 60 months; "Soft"                                 0.00%           Florida                                          9.90%
Prepay Penalty: 6 months; "Hard"                                 0.00%           Washington                                       7.50%
Prepay Penalty: 6 months; "Soft"                                  0.00%           Arizona                                          6.25%
No Prepay                                                         0.00%           Nevada                                           5.97%

Group 3 Mortgage Loans                                                                                      Minimum              Maximum
Scheduled Principal Balance                                $687,611,613                                    $140,000           $2,706,000
Average Scheduled Principal Balance                            $617,800
Number of Mortgage Loans                                          1,113

Weighted Average Gross Coupon                                    6.831%                                      1.000%               7.375%
Weighted Average FICO Score                                         722                                         627                  823
Weighted Average Original LTV                                    75.74%                                      23.16%               94.45%

Weighted Average Original Term                               407 months                                         360                  480
Weighted Average Stated Remaining Term                       404 months                                         353                  478
Weighted Average Seasoning                                     3 months                                           2                    8

Weighted Average Gross Margin                                    3.182%                                      2.125%               3.600%
Weighted Average Minimum Interest Rate                           3.182%                                      2.125%               3.600%
Weighted Average Maximum Interest Rate                          11.019%                                      9.950%              12.000%

Weighted Average Months to Roll                                 1 month

Latest Maturity Date                                           1/1/2046
Maximum Zip Code Concentration                            (94582) 1.00%
                                                                                  Full/Alternative                                 6.53%
ARM                                                             100.00%           No Income/No Asset                               1.47%
                                                                                  No Ratio                                         0.36%
MTA Neg Am                                                      100.00%           Stated Income                                   90.36%
                                                                                  Stated/Stated                                    1.28%

                                                                                  Cash Out Refinance                              39.86%
                                                                                  Purchase                                        37.72%
First Lien                                                      100.00%           Rate/Term Refinance                             22.43%

Prepay Penalty: 12 months; "Hard"                                38.01%           2-4 Family                                       2.87%
Prepay Penalty: 12 months; "Soft"                                 0.24%           Condominium                                      7.69%
Prepay Penalty: 24 months; "Hard"                                 0.00%           PUD                                             24.96%
Prepay Penalty: 24 months; "Soft"                                 0.00%           Single Family                                   64.47%
Prepay Penalty: 30 months; "Hard"                                 0.06%
Prepay Penalty: 30 months; "Soft"                                 0.00%           Non-Owner                                       10.89%
Prepay Penalty: 36 months; "Hard"                                 0.00%           Primary                                         86.97%
Prepay Penalty: 36 months; "Soft"                                24.52%           Second Home                                      2.15%
Prepay Penalty: 42 months; "Hard"                                 0.00%
Prepay Penalty: 42 months; "Soft"                                 0.16%           Top 5 States:
Prepay Penalty: 60 months; "Hard"                                 0.13%           California                                      73.40%
Prepay Penalty: 60 months; "Soft"                                 0.00%           Virginia                                         5.66%
Prepay Penalty: 6 months; "Hard"                                  0.00%           Florida                                          3.13%
Prepay Penalty: 6 months; "Soft"                                  0.00%           Maryland                                         2.52%
No Prepay                                                        36.87%           Arizona                                          2.32%

Group 4 Mortgage Loans                                                                                      Minimum              Maximum
Scheduled Principal Balance                                $246,187,233                                    $416,605           $1,803,000
Average Scheduled Principal Balance                            $588,965
Number of Mortgage Loans                                            418

Weighted Average Gross Coupon                                    7.143%                                      1.000%               7.250%
Weighted Average FICO Score                                         714                                         632                  815
Weighted Average Original LTV                                    76.25%                                      20.00%               90.00%

Weighted Average Original Term                               410 months                                         360                  480
Weighted Average Stated Remaining Term                       407 months                                         354                  478
Weighted Average Seasoning                                     3 months                                           2                    6

Weighted Average Gross Margin                                    3.403%                                      2.375%               3.500%
Weighted Average Minimum Interest Rate                           3.403%                                      2.375%               3.500%
Weighted Average Maximum Interest Rate                          10.868%                                      9.950%              12.000%

Weighted Average Months to Roll                                 1 month

Latest Maturity Date                                           1/1/2046
Maximum Zip Code Concentration                            (94587) 1.57%
                                                                                  Full/Alternative                                 5.85%
ARM                                                             100.00%           No Income/No Asset                               2.38%
                                                                                  No Ratio                                         0.20%
MTA Neg Am                                                      100.00%           Stated Income                                   90.29%
                                                                                  Stated/Stated                                    1.29%

                                                                                  Cash Out Refinance                              45.60%
                                                                                  Purchase                                        31.96%
First Lien                                                      100.00%           Rate/Term Refinance                             22.44%

Prepay Penalty: 12 months; "Hard"                                 0.00%           2-4 Family                                       1.94%
Prepay Penalty: 12 months; "Soft"                                 0.00%           Condominium                                      3.81%
Prepay Penalty: 24 months; "Hard"                                 0.00%           PUD                                             20.55%
Prepay Penalty: 24 months; "Soft"                                 0.00%           Single Family                                   73.70%
Prepay Penalty: 30 months; "Hard"                                 0.00%
Prepay Penalty: 30 months; "Soft"                                 0.00%           Non-Owner                                        5.71%
Prepay Penalty: 36 months; "Hard"                               100.00%           Primary                                         92.83%
Prepay Penalty: 36 months; "Soft"                                 0.00%           Second Home                                      1.46%
Prepay Penalty: 42 months; "Hard"                                 0.00%
Prepay Penalty: 42 months; "Soft"                                 0.00%           Top 5 States:
Prepay Penalty: 60 months; "Hard"                                 0.00%           California                                      85.04%
Prepay Penalty: 60 months; "Soft"                                 0.00%           Nevada                                           2.94%
Prepay Penalty: 6 months; "Hard"                                  0.00%           Washington                                       2.21%
Prepay Penalty: 6 months; "Soft"                                  0.00%           Florida                                          2.12%
No Prepay                                                         0.00%           Georgia                                          1.18%

Total Mortgage Loans                                                                                        Minimum              Maximum
Scheduled Principal Balance                              $1,425,835,140                                     $29,799           $2,706,000
Average Scheduled Principal Balance                            $442,257
Number of Mortgage Loans                                          3,224

Weighted Average Gross Coupon                                    7.296%                                      1.000%               8.375%
Weighted Average FICO Score                                         722                                         627                  823
Weighted Average Original LTV                                    76.51%                                      20.00%               95.00%

Weighted Average Original Term                               405 months                                         360                  480
Weighted Average Stated Remaining Term                       401 months                                         352                  478
Weighted Average Seasoning                                     4 months                                           2                    8

Weighted Average Gross Margin                                    3.217%                                      2.125%               3.600%
Weighted Average Minimum Interest Rate                           3.217%                                      2.125%               3.600%
Weighted Average Maximum Interest Rate                          11.129%                                      1.000%              13.000%

Weighted Average Months to Roll                                 1 month

Latest Maturity Date                                           1/1/2046
Maximum Zip Code Concentration                            (94015) 0.68%
                                                                                  Full/Alternative                                 8.74%
ARM                                                             100.00%           No Income/No Asset                               1.66%
                                                                                  No Ratio                                         0.24%
MTA Neg Am                                                       65.49%           Stated Income                                   88.03%
LIBOR Neg Am                                                     34.51%           Stated/Stated                                    1.32%

                                                                                  Cash Out Refinance                              40.44%
                                                                                  Purchase                                        39.82%
First Lien                                                      100.00%           Rate/Term Refinance                             19.74%

Prepay Penalty: 12 months; "Hard"                                22.60%           2-4 Family                                       6.26%
Prepay Penalty: 12 months; "Soft"                                 0.21%           Condominium                                      8.69%
Prepay Penalty: 24 months; "Hard"                                 0.03%           PUD                                             23.54%
Prepay Penalty: 24 months; "Soft"                                 0.03%           Single Family                                   61.51%
Prepay Penalty: 30 months; "Hard"                                 0.09%
Prepay Penalty: 30 months; "Soft"                                 0.00%           Non-Owner                                       20.37%
Prepay Penalty: 36 months; "Hard"                                26.92%           Primary                                         77.13%
Prepay Penalty: 36 months; "Soft"                                21.06%           Second Home                                      2.51%
Prepay Penalty: 42 months; "Hard"                                 0.01%
Prepay Penalty: 42 months; "Soft"                                 0.94%           Top 5 States:
Prepay Penalty: 60 months; "Hard"                                 0.09%           California                                      62.99%
Prepay Penalty: 60 months; "Soft"                                 0.07%           Florida                                          5.53%
Prepay Penalty: 6 months; "Hard"                                  0.00%           Virginia                                         4.72%
Prepay Penalty: 6 months; "Soft"                                  0.04%           Arizona                                          3.37%
No Prepay                                                        27.91%           Washington                                       2.92%

Description of the Collateral:
The  mortgage loans are indexed to One Year MTA ("MTA") or 1-month LIBOR. The mortgage loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the related mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage of 110%
of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

•    Approximately 37.05% of the mortgage loans have no prepayment penalties for full or partial prepayments; approximately 29.01% of the mortgage loans have "soft"
      prepayment penalties for full or partial prepayments, where the penalty is enforced despite the borrower having sold the underlying property; and approximately 33.95%
      have "hard" prepayment penalties where generally, the Servicer cannot waive the prepayment penalty, unless, in each case, enforcement would violate applicable state laws or as otherwise specifically set forth in the Pooling and Servicing Agreement.
•     Approximately 10.77% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and
      Freddie Mac). Approximately 87.16% of the mortgage loans were originated based on the stated income of the borrower.
•     The two states with the largest concentrations are California (56.36%) and Florida
      (6.48%).
•     The non-zero weighted average FICO score is 724.
•     The weighted average LTV is 76.94%. The weighted average CLTV including subordinate financing at the time of origination is 83.92%.
•     All the mortgage loans with LTVs greater than 80% have primary mortgage insurance up to the required agency limits (none are secured by additional collateral or pledged assets).

NOTE: the information related to the mortgage loans described herein reflects information as of the December 1, 2005.  It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.
--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------
                 Loan                      % of        Gross       Net        WAM        Gross       Net         Max      Mos to
             Description                   Pool         WAC        WAC       (mos.)     Margin      Margin       Rate       Roll

--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------
               Group I                    24.85%      7.968%     7.593%       393       3.117%      2.742%     11.503%        1
--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------
               Group II                    9.66%      8.157%     7.782%       399       3.314%      2.939%     11.179%        1
--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------
              Group III                   48.23%      6.831%     6.456%       404       3.182%      2.807%     11.019%        1
--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------
               Group IV                   17.27%      7.143%     6.768%       407       3.403%      3.028%     10.888%        1
--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------
                TOTAL                     100.00%     7.296%     6.921%       401       3.217%      2.842%     11.132%        1
--------------------------------------- ------------ ---------- ---------- ----------- ---------- ----------- ----------- ----------

Depositor:                  Structured Asset Mortgage Investments II Inc.

Servicer/Sponsor:           EMC Mortgage Corporation.

Originator:                 Greenpoint Mortgage Funding Inc.

Trustee and Custodian:      Wells Fargo Bank, National Association.
Underwriter:                Bear, Stearns & Co. Inc.

Cut-Off Date:               March 1, 2006.

Closing Date:               March 31, 2006.

Rating Agencies:            Standard  and  Poor's,   a  division  of  the   McGraw-Hill
                            Companies, Inc. and Moody's Investors Service.

Legal Structure:            The Trust  will be  established  as one or more  REMICs for federal income tax purposes.

Optional Termination:       The Depositor,  or its designee,  may  repurchase  from the trust  all of  the  mortgage  loans  at  par  plus  accrued interest  when  the  aggregate  principal  balance  of  the
                            mortgage   loans  is  reduced  to  10%  of  the   aggregate
                            principal  balance of the mortgage  loans as of the Cut-Off
                            Date.

Distribution Date:          The  25th  day  of  each  month  (or  next  business  day), commencing April 25th, 2006.

Offered Certificates:       The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1,
                            Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class
                            4-A-1, Class 4-A-2, Class M-1, Class M-2, Class M-3, Class
                            B-1, Class B-2 and Class B-3 Certificates.

Floater Certificates:       The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1,
                            Class 3-A-1, Class 3-A-2, Class 3-A-3, Class M-1, Class
                            M-2, Class M-3, Class B-1, Class B-2 and Class B-3
                            Certificates.

LIBOR Variable              The Class 2-A-2 Certificates.
Certificates:
MTA Variable Certificates:  The Class 4-A-1 Certificates and Class 4-A-2 Certificates.

Class A Certificates:       The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1,
                            Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class
                            4-A-1 and Class 4-A-2 Certificates.

Non-Offered Certificates:   The Class R Certificates will not be publicly offered.

Remittance Type:            Scheduled/Actual.

Registration:               The  Offered   Certificates  will  be  in  Book-entry  form
                            through DTC, Clearstream and Euroclear.

Summary of Terms:

ERISA Considerations:       The  Underwriter's  Exemption is expected to be available  for the  Offered  Certificates.  A fiduciary  of any benefit  plan should very carefully  review with its legal advisors  whether the purchase or holding of any  Certificates  to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:          The Offered Certificates,  other than the Class B-1, Class B-2
                            and  Class  B-3  Certificates,   are  expected  to  constitute
                            "mortgage related securities" for purposes of SMMEA.

Denominations:              The   Offered    Certificates    are   issuable   in   minimum
                            denominations  of an original  amount of $25,000 and multiples of $1,000 in excess thereof.

Record Date:                For each class of Floater  Certificates  and any  Distribution
                            Date, the business day preceding the  applicable  Distribution
                            Date, so long as such  certificates  are in  book-entry  form;
                            otherwise  the Record Date shall be the last  business  day of the month  immediately  preceding the applicable  Distribution
                            Date.

                            For  each  class  of  LIBOR  Variable   Certificates  and  MTA
                            Variable  Certificates,  the last  business  day of the  month immediately preceding the applicable Distribution Date.

Delay Days:                  0 (zero) days on all Floater Certificates. 24 days for the
                            MTA Variable Certificates and LIBOR Variable Certificates.

Determination Date:         With  respect  to any  Distribution  Date  and  the  mortgage loans,  the 15th  day of the  calendar  month  in which  such
                            Distribution  Date  occurs  or, if such day is not a business day, the business day immediately preceding such 15th day.

LIBOR Determination Date:   With  respect to each class of Floater  Certificates  and any
                            Distribution  Date,  the second LIBOR  Business Day preceding the  commencement  of the related  Interest  Accrual  Period.
                            LIBOR  Business  Day means a day on which  banks are open for dealing in foreign  currency  and  exchange in London and New
                            York City.  With respect to the LIBOR  Variable  Certificates and  any  Distribution  Date,  the  One-Month  LIBOR  rate in effect as of the 15th day of the month immediately  preceding the commencement of the related Interest Accrual Period.

MTA Determination Date:     With  respect  to  the  MTA  Variable  Certificates  and  any
                            Distribution  Date, the One-Year MTA rate in effect as of the
                            15th day of the month immediately  preceding the commencement of the related Interest Accrual Period.

Interest Accrual Period:    For  any  Distribution  Date  with  respect  to  the  Floater
                            Certificates,  the period commencing on the Distribution Date of the  month  immediately  preceding  the month in which the
                            Distribution  Date  occurs  or,  in the  case  of  the  first period,  commencing  on the Closing  Date,  and ending on the day preceding such  Distribution  Date. All  distributions of interest  on the  Floater  Certificates  will be  based  on a
                            360-day year and the actual number of days in the  applicable
                            Interest  Accrual  Period.  The  Offered   Certificates  will
                            initially settle flat (no accrued interest).

                            For any Distribution  Date with respect to the LIBOR Variable
                            Certificates and the MTA Variable Certificates,  the calendar month  immediately  preceding the month of such  Distribution
                            Date.  All  distributions  of interest on the LIBOR  Variable
                            Certificates and the MTA Variable  Certificates will be based on a 360-day  year  consisting  of 30-day  months.  The LIBOR
                            Variable  Certificates and the MTA Variable Certificates will settle with accrued interest.

Prepayment Period:          The Prepayment  Period with respect to any Distribution  Date is the period  commencing  on the 16th day of the month prior to the month in which the  related  Distribution  Date occurs and  ending  on the  15th  day of the  month  in  which  such
                            Distribution Date occurs.

Servicing Fee:              With  respect to each  mortgage  loan,  a fee that accrues at the  Servicing  Fee Rate on the  same  principal  balance  on which the  interest  on the  mortgage  loan  accrues  for the calendar  month.  The  Servicing  Fee Rate for each  mortgage loans is 0.375% per annum.
Advancing Obligation:       The Servicer  will be  obligated  to advance,  or cause to be advanced,  cash advances with respect to delinquent  payments of  scheduled  interest on the  mortgage  loans to the extent
                            that  the  Servicer   reasonably   believes  that  such  cash
                            advances  can be repaid from  future  payments on the related mortgage  loans.  These cash  advances  are only  intended to
                            maintain  a  regular  flow  of  scheduled   interest  on  the
                            Certificates  and are not  intended  to  guarantee  or insure against  losses.  If the Servicer  fails to make  delinquency advances,  the Master Servicer will be obligated to make such advances,  but only in an  amount  not to exceed  the  Master
                            Servicing Fee for the related  period.  The Master  Servicing
                            Fee  will  be  equal  to  float  income  on the  Distribution
                            Account for a certain number of days not to exceed five days.

Compensating Interest:      The Servicer is required to pay  Compensating  Interest up to the amount of the Servicing Fee to cover prepayment  interest shortfalls  ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the mortgage loans.

Step-up Coupon:             If the  Optional  Termination  is not  exercised on the first
                            Distribution  Date following the  Distribution  Date on which it could  have  been  exercised,  the  margin  on each of the
                            Class A  Certificates  (other  than the  Class  2-A-2,  Class
                            4-A-1 and Class  4-A-2  Certificates)  will  increase  to 2.0 times their related  initial  margins and the margins on each of the Class M  Certificates  and Class B  Certificates  will increase to 1.5 times their related initial margins.

Credit Enhancement:         1. Excess Spread
                            2. Overcollateralization
                            3. Subordination

Due Period:                 With respect to any Distribution  Date, the period commencing
                            on  the  second   business  day  of  the  month   immediately
                            preceding  the month in which such  Distribution  Date occurs and  ending  on the  first  day of the  month in  which  such
                            Distribution Date occurs.

Interest Remittance Amount: With  respect to any  Distribution  Date and any loan  group, that portion of the  available  distribution  amount for that
                            Distribution  Date  that  represents   interest  received  or
                            advanced  on the  related  mortgage  loans (net of  aggregate
                            Servicing Fee).

Overcollateralization       The   Overcollateralization   Amount  with   respect  to  any
Amount:                     Distribution   Date  is  the  excess,  if  any,  of  (i)  the
                            aggregate  principal  balance of the mortgage loans as of the last day of the related Due Period  (after  giving  effect to scheduled  payments of  principal  due during the related Due
                            Period,  to the extent received or advanced,  and unscheduled
                            collections   of  principal   received   during  the  related
                            Prepayment  Period,  and after  reduction for Realized Losses incurred  during  the  related  Due  Period)  over  (ii)  the aggregate  Certificate  Principal  Balance  of  the  Class  A
                            Certificates and Subordinate Certificates,  after taking into account the  distributions  of  principal  to be made on such
                            Distribution Date.

Overcollateralization       With  respect  to any  Distribution  Date,  (i)  prior to the
Target Amount:              Stepdown Date, an amount equal to approximately  1.25% of the aggregate  principal  balance of the mortgage loans as of the
                            Cut-off  Date,  (ii) on or after the Stepdown Date provided a
                            Trigger  Event  is not in  effect,  the  greater  of (x)  (1)
                            prior to the  Distribution  Date in  April  2012,  3.125%  of
                            the   then   current    aggregate    outstanding    principal
                            balance   of  the   mortgage   loans   as  of  the  last  day
                            of  the  related   Due  Period   (after   giving   effect  to
                            scheduled  payments of  principal  due during the related Due
                            Period,  to the extent received or advanced,  and unscheduled
                            collections   of  principal   received   during  the  related
                            Prepayment  Period,  and after  reduction for Realized Losses incurred  during the  related Due Period) and (2) on or after the  Distribution  Date in  April  2012,  2.50%  of the  then
                            current  aggregate   outstanding  principal  balance  of  the
                            mortgage   loans  as  of  the   last   day  of  the   related
                            Due Period  (after  giving  effect to  scheduled  payments of principal  due during the related  Due Period,  to the extent
                            received  or  advanced,   and   unscheduled   collections  of
                            principal  received during the related Prepayment Period, and after  reduction  for  Realized  Losses  incurred  during the
                            related  Due   Period)   and  (y)  0.50%  of  the   aggregate
                            principal  balance of the  mortgage  loans as of the  Cut-Off
                            Date   (approximately   $7,129,175)  or  (iii)  on  or  after
                            the   Stepdown   Date   and  if  a   Trigger   Event   is  in
                            effect,  the  Overcollateralization  Target  Amount  for  the
                            immediately     preceding      Distribution     Date.     The
                            Overcollateralization   Target   Amount   for   the   Offered
                            Certificates  is expected  to be fully  funded on the Closing
                            Date.

Current Specified           With   respect  to  any   Distribution   Date,  a  percentage
Overcollateralization       equivalent  of a  fraction,  the  numerator  of  which is the
Percentage:                 Overcollateralization  Target  Amount  for such  Distribution
                            Date and the  denominator  of which is the  aggregate  stated
                            principal   balance   of  the   mortgage   loans   for   such
                            Distribution Date.

Overcollateralization       With  respect to any  Distribution  Date,  an amount equal to
Increase Amount:            the  lesser  of  (i)  available   excess  cashflow  from  the
                            mortgage      loans      available     for     payment     of
                            Overcollateralization  Increase  Amount and (ii) the  excess, if any, of (x) the  Overcollateralization  Target  Amount for
                            that  Distribution  Date  over (y) the  Overcollateralization
                            Amount for such Distribution Date.

Overcollateralization       With  respect to any  Distribution  Date for which the Excess
Release Amount:             Overcollateralization  Amount is, or would be,  after  taking into  account  all  other  distributions  to be  made on that
                            Distribution  Date, greater than zero, an amount equal to the lesser of (i) the  Excess  Overcollateralization  Amount  for
                            that  Distribution  Date and (ii) principal  collected on the mortgage loans for that Distribution Date.

Excess                      With respect to any  Distribution  Date, the excess,  if any,
Overcollateralization       of    the     Overcollateralization     Amount    over    the
Amount:                     Overcollateralization Target Amount.

Stepdown Date:              The  earlier to occur of (i) the  Distribution  Date on which the aggregate  Certificate  Principal  Balance of the Class A
                            Certificates  has been  reduced to zero and (ii) the later to occur of (x) the  Distribution  Date  occurring in April 2008 and (y) the first  Distribution  Date for which the aggregate
                            Certificate    Principal    Balance   of   the    Subordinate
                            Certificates  plus the related  Overcollateralization  Amount divided by the  aggregate  Outstanding  Principal  Balance of the mortgage  loans is greater than or equal (i) prior to the
                            Distribution  Date in  April  2012,  25.750%  and  (ii) on or
                            after the Distribution Date in April 2012, 20.600%.

Credit          Enhancement The Credit  Enhancement  Percentage for any Distribution  Date
Percentage:                 is the  percentage  obtained  by  dividing  (x) the  aggregate
                            Certificate Principal Balance of the Subordinate  Certificates
                            (including the  Overcollateralization  Amount)  thereto by (y)
                            the  aggregate   principal  balance  of  the  mortgage  loans,
                            calculated   after  taking  into  account   distributions   of
                            principal  on  the  mortgage  loans  and  distribution  of the
                            Principal   Distribution   Amounts  to  the   holders  of  the
                            certificates  then  entitled  to  distributions  of  principal on such Distribution Date.

Trigger Event:              If either the Delinquency  Test or the Cumulative Loss Test is violated.

Delinquency Test:           The Delinquency Test is violated on any  Distribution  Date if
                            the   percentage   obtained  by  dividing  (x)  the  aggregate
                            outstanding  principal balance of mortgage loans delinquent 60
                            days  or  more   (including   mortgage   loans   that  are  in
                            foreclosure,  have been  converted to REO  Properties  or have been  discharged by reason of bankruptcy) by (y) the aggregate outstanding  principal  balance of the mortgage loans, in each case,  as of the  last  day of the  previous  calendar  month, exceeds  (i)  prior to the  Distribution  Date in April  2012,
                            [xx.xx]% of the Credit  Enhancement  Percentage and (ii) on or
                            after the Distribution Date in April 2012, [xx.xx]%.

Cumulative Loss Test:       The Cumulative Loss Test is violated on any Distribution  Date if the aggregate  amount of Realized Losses incurred since the
                            Cut-off  Date  through  the last day of the related Due Period
                            divided   by   the   aggregate   principal   balance   of  the
                            Mortgage   Loans  as  of  the   Cut-off   Date   exceeds   the
                            applicable  percentages  set forth below with  respect to such
                            Distribution Date:

                             Distribution Date Occurring in         Percentage
                             April 2008 through March 2009          [xx.xx]%
                             April 2009 through March 2010          [xx.xx]%
                             April 2010 through March 2011          [xx.xx]%
                             April 2011 through March 2012          [xx.xx]%
                             April 2012 through March 2013          [xx.xx]%
                             April 2013 an thereafter               [xx.xx]%

Realized Losses:            Any Realized  Losses on the mortgage loans will be allocated on any  Distribution  Date,  first,  to Net  Monthly  Excess
                            Cashflow,    second,    in    reduction   of   the   related
                            Overcollateralization   Amount,  third,  to  the  Class  B-3
                            Certificates  until their  Certificate  Principal Balance is reduced  to zero,  fourth,  to the  Class  B-2  Certificates until  their  Certificate  Principal  Balance  is reduced to zero,  fifth,  to the Class  B-1  Certificates  until  their
                            Certificate  Principal Balance is reduced to zero, sixth, to
                            the  Class  M-3   Certificates   until   their   Certificate
                            Principal Balance is reduced to zero,  seventh, to the Class
                            M-2 Certificates  until their Certificate  Principal Balance
                            is  reduced  to  zero,   and   eighth,   to  the  Class  M-1
                            Certificates  until their  Certificate  Principal Balance is reduced to zero. Thereafter,  Realized Losses on the group 1 mortgage loans will be allocated,  first, to the Class 1-A-3
                            Certificates  until zero,  second, to the Class 1-A-2, until zero  and then to the  Class  1-A-3  Certificates.  Realized
                            Losses  on the group 2  mortgage  loans  will be  allocated, first, to the Class 2-A-2  Certificates until zero, and then to the  Class  2-A-1  Certificates.  Realized  Losses on the
                            group 3 mortgage  loans  will be  allocated,  first,  to the
                            Class 3-A-3  Certificates  until zero,  second, to the Class
                            3-A-2,   until   zero   and   then   to  the   Class   3-A-3
                            Certificates.  Realized  Losses  on  the  group  4  mortgage
                            loans  will  be  allocated,   first,   to  the  Class  4-A-2
                            Certificates  until  zero,  and  then  to  the  Class  4-A-1
                            Certificates.

                            Once  Realized  Losses  have  been  allocated  to the  Class A
                            Certificates  or the  Subordinate  Certificates,  such amounts with  respect  to  such  certificates  will no  longer  accrue interest;  however, such amounts may be paid thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Available Funds:            For any Distribution  Date and each loan group, the sum of (a)
                            the   Interest   Remittance   Amount  and   (b)the   Principal
                            Distribution Amount for such loan group.

Available Funds Rate Cap:   For any  Distribution  Date and any loan group,  or the entire mortgage  pool as  applicable,  the  product of (a)  Available
                            Funds  for  such  Distribution  Date and (b) a  fraction,  the numerator of which is 12, and the  denominator of which is the aggregate  stated  principal  balance of the related  mortgage loans as of the Due Date in the prior  calendar  month  (after
                            giving   effect  to   principal   payments   received  in  the
                            Prepayment Period related to the prior Distribution Date).

Net Rate Cap:               With  respect  to any  Distribution  Date  and  any  class  of
                            Offered  Certificates,  the  product  of (a) the lesser of (i)
                            the weighted  average Net Rate on the related  mortgage  loans as of the Due Date prior to the calendar  month (after  giving effect to  principal  prepayments  received in the  Prepayment
                            Period  related  to the prior  Due Date) and (ii) the  related
                            Available Funds Rate Cap and (b) a fraction,  the numerator of which  is 30,  and the  denominator  of  which  is the  actual number of days that  elapsed in the related  Interest  Accrual
                            Period.

Pass-Through Rates:         The  Pass-Through  Rate with  respect to each class of Floater
                            Certificates  will be the lesser of (x) the  London  interbank offered  rate for one month  United  States  dollar  deposits, which we refer to as One-Month  LIBOR plus the related Margin, and  (y)  the Net  Rate  Cap  adjusted  to an  effective  rate reflecting the accrual of interest on an actual/360 basis.

Interest Carry Forward      As of any  Distribution  Date,  generally  equal to the sum of
Amount:                     (i) the  excess of (a) the  Current  Interest  for such  Class with respect to prior  Distribution  Dates over (b) the amount actually  distributed  to  such  Class  of  Certificates  with respect to interest on or after such prior  Distribution Dates and (ii) interest thereon at the applicable pass-through rate.

Interest Distribution       The Interest  Distribution Amount for the Offered Certificates
Amount:                     of any  class on any  Distribution  Date is equal to  interest accrued  during the  related  Interest  Accrual  Period on the
                            Certificate  Principal Balance of that class immediately prior to the  Distribution  Date at the  Pass-Through  Rate for that class,  in  each  case,  reduced  by any  Prepayment  Interest
                            Shortfalls to the extent not covered by Compensating  Interest and any  shortfalls  resulting  from  the  application  of the
                            Relief Act.

Senior Interest             The Senior Interest  Distribution  Amount for any Distribution
Distribution                Date and the  Class A  Certificates  is  equal to the  related
Amount:                     Interest  Distribution  Amount for such  Distribution Date for the  related  Class  A  Certificates  and the  Interest  Carry
                            Forward  Amount,  if any, for that  Distribution  Date for the
                            Class A Certificates.

Basis Risk Shortfall        With  respect  to  any  Distribution  Date,  and  the  Floater
Carryover Amount:           Certificates,  the excess of (i) the amount of  interest  such class  would have  accrued on such  Distribution  Date had the applicable  Pass-Through  Rate not been subject to the related
                            Net Rate Cap,  over (ii) the amount of interest  such class of
                            Certificates   received  on  such  Distribution  Date  if  the
                            Pass-Through  Rate is  limited  to the  related  Net Rate Cap, together  with the  unpaid  portion of any such  amounts  from prior  Distribution Dates (and accrued interest thereon at the then applicable  Pass-Through  Rate,  without giving effect to the  related  Net Rate  Cap).  The  ratings  on each  class of certificates  do not address the  likelihood of the payment of any Basis Risk Shortfall Carryover Amount.

Basis Risk Shortfall:       Because  each  mortgage  loan  has a  mortgage  rate  that  is adjustable,  and the majority of the adjustable-rate  mortgage loans  will  adjust  based on  One-Year  MTA after an  initial fixed-rate  period of one to four months following the date of
                            origination,   and  the  Pass-Through  Rates  on  the  Floater
                            Certificates  are based on One-Month LIBOR, the application of the Net WAC Rate Cap could  result in  shortfalls  of interest otherwise  payable on those  certificates  in certain  periods
                            (such  shortfalls,  "Basis  Risk  Shortfalls").  If Basis Risk
                            Shortfalls  occur,  they will be carried forward as Basis Risk
                            Shortfall  Carryover  Amounts and paid from Net Monthly Excess
                            Cashflow to the extent  available on a  subordinated  basis on the same Distribution  Date or in any subsequent  Distribution
                            Date.

Interest Payment Priority:  On each Distribution Date, the Interest  Remittance Amount for each loan group will be distributed in the following  order of priority:

                            (i)   from  the  related  Interest   Remittance   Amount,   to
                                        the    holders    of   the    related    Class   A
                                        Certificates,  pro  rata,  based on the  amount of
                                        accrued   interest  payable  to  such  classes  of
                                        certificates,  the  Senior  Interest  Distribution
                                        Amount allocable to such certificates;
                            (ii)  from  the  remaining  Interest   Remittance  Amount,  to
                                        the  holders  of the Class M-1  Certificates,  the
                                        Interest     Distribution    Amount    for    such
                                        certificates;
                            (iii) from  the  remaining  Interest   Remittance  Amount,  to
                                        the  holders  of the Class M-2  Certificates,  the
                                        Interest     Distribution    Amount    for    such
                                        certificates;
                            (iv)  from  the  remaining  Interest   Remittance  Amount,  to
                                        the  holders  of the Class M-3  Certificates,  the
                                        Interest     Distribution    Amount    for    such
                                        certificates;
                            (v)   from  the  remaining  Interest   Remittance  Amount,  to
                                        the  holders  of the Class B-1  Certificates,  the
                                        Interest     Distribution    Amount    for    such
                                        certificates;
                            (vi)  from  the  remaining  Interest   Remittance  Amount,  to
                                        the  holders  of the Class B-2  Certificates,  the
                                        Interest     Distribution    Amount    for    such
                                        certificates;
                            (vii) from  the  remaining  Interest   Remittance  Amount,  to
                                        the  holders  of the Class B-3  Certificates,  the
                                        Interest     Distribution    Amount    for    such
                                        certificates.

Principal Payment           On each  Distribution  Date (a) prior to the Stepdown  Date or
Priority:                   (b) on which a  Trigger  Event  is in  effect,  the  Principal
                            Distribution  Amounts for each loan group shall be distributed as follows:

                            (i)   the Principal  Distribution Amount to the holders of the
                                        related Class A Certificates,  pro rata, until the
                                        Certificate  Principal  Balance of each such class
                                        has been reduced to zero;
                            (ii)  to  the  holders  of the  Class  M-1  Certificates,  any
                                        Principal   Distribution  Amount  remaining  after
                                        the   distributions   described   in  (i)   above,
                                        until the  Certificate  Principal  Balance thereof
                                        has been reduced to zero;
                            (iii) to  the  holders  of the  Class  M-2  Certificates,  any
                                        Principal   Distribution  Amount  remaining  after
                                        the  distributions   described  in  (i)  and  (ii)
                                        above,  until the  Certificate  Principal  Balance
                                        thereof has been reduced to zero;
                            (iv)  to  the  holders  of the  Class  M-3  Certificates,  any
                                        Principal   Distribution  Amount  remaining  after
                                        the  distributions  described in (i) through (iii)
                                        above,  until the  Certificate  Principal  Balance
                                        thereof has been reduced to zero;
                            (v)   to  the  holders  of the  Class  B-1  Certificates,  any
                                        Principal   Distribution  Amount  remaining  after
                                        the  distributions  described  in (i) through (iv)
                                        above,  until the  Certificate  Principal  Balance
                                        thereof has been reduced to zero;
                            (vi)  to  the  holders  of the  Class  B-2  Certificates,  any
                                        Principal   Distribution  Amount  remaining  after
                                        the  distributions  described  in (i)  through (v)
                                        above,  until the  Certificate  Principal  Balance
                                        thereof has been reduced to zero; and
                            (vii) to  the  holders  of the  Class  B-3  Certificates,  any
                                        Principal   Distribution  Amount  remaining  after
                                        the  distributions  described  in (i) through (vi)
                                        above,  until the  Certificate  Principal  Balance
                                        thereof has been reduced to zero.

                            On each  Distribution  Date (a) on or after the Stepdown  Date and  (b) on  which  a Trigger
                            Event is not in  effect,  the  Principal  Distribution  Amount shall be distributed as follows:

                            (i)   the Principal  Distribution Amount to the holders of the
                                     Class A Certificates,  pro rata, to the extent of the
                                     Class A  Principal  Distribution  Amount,  until  the
                                     Certificate  Principal Balance of each such class has
                                     been reduced to zero;
                            (ii)  to  the  holders  of the  Class  M-1  Certificates,  the
                                     Class M-1 Principal  Distribution  Amount,  until the
                                     Certificate   Principal   Balance  thereof  has  been
                                     reduced to zero;
                            (iii) to  the  holders  of the  Class  M-2  Certificates,  the
                                     Class  M-2  Principal   Distribution   Amount,  until
                                     the   Certificate   Principal   Balance  thereof  has
                                     been  reduced  to  zero;
                            (iv)  to  the  holders  of the  Class  M-3  Certificates,  the
                                     Class  M-3  Principal   Distribution   Amount,  until
                                     the   Certificate   Principal   Balance  thereof  has
                                     been  reduced  to  zero;
                            (v)   to  the  holders  of the  Class  B-1  Certificates,  the
                                     Class  B-1  Principal   Distribution   Amount,  until
                                     the   Certificate   Principal   Balance  thereof  has
                                     been  reduced  to  zero;
                            (vi)  to  the  holders  of the  Class  B-2  Certificates,  the
                                     Class  B-2  Principal   Distribution   Amount,  until
                                     the   Certificate   Principal   Balance  thereof  has
                                     been  reduced  to  zero; and
                            (vii) to  the  holders  of the  Class  B-3  Certificates,  the
                                     Class  B-3  Principal   Distribution   Amount,  until
                                     the   Certificate   Principal   Balance  thereof  has
                                     been  reduced  to  zero.

Net Monthly Excess          With  respect  to  any   Distribution   Date,   the  available
Cashflow Distributions:     distribution   amount  remaining  after  distribution  of  the
                            Interest  Remittance  Amount  and the  Principal  Distribution
                            Amount as  described  above ("Net  Monthly  Excess  Cashflow")
                            shall be distributed as follows:

                            (i)   to   the   holders   of  the   class   or   classes   of
                                     Certificates     then     entitled     to     receive
                                     distributions  in respect of principal,  in an amount
                                     equal to the  Overcollateralization  Increase Amount,
                                     distributable    as    part    of    the    Principal
                                     Distribution Amount;
                            (ii)  from Net Monthly  Excess  Cashflow  attributable  to the
                                     Interest  Remittance  Amount,  to the  holders of the
                                     Class  A  Certificates,  in an  amount  equal  to any
                                     Interest  Carry Forward  Amounts to the extent unpaid
                                     from the Interest Remittance Amount;
                            (iii) from Net Monthly  Excess  Cashflow  attributable  to the
                                     Interest  Remittance  Amount,  to the  holders of the
                                     Class  A  Certificates,  in an  amount  equal  to the
                                     previously allocated realized loss amounts, if any;
                            (iv)  to the holders of the Class M-1,  Class M-2,  Class M-3,
                                     Class B-1, Class B-2 and Class B-3  Certificates,  in
                                     that  order,  in  an  amount  equal  to  the  related
                                     Interest  Carry  Forward  Amount  and  any  allocated
                                     realized    loss    amounts    allocable    to   such
                                     certificates;
                            (v)   to the  holders of the Class A  Certificates,  any Basis
                                     Risk Carryover Amounts for such classes;
                            (vi)  to the  holders of the Class M  Certificates,  any Basis
                                     Risk Carryover Amounts for such classes;
                            (vii) to the  holders of the Class B  Certificates,  any Basis
                                     Risk Carryover Amounts for such classes;
                            (viii)      to the  holders  of the Class A, Class M and Class
                                     B   Certificates,   in  an   amount   equal  to  such
                                     certificates'   allocated  share  of  any  Prepayment
                                     Interest     Shortfalls     and    any     shortfalls
                                     resulting   from  the   application   of  the  Relief
                                     Act,   in  each  case,   without   interest   accrued
                                     thereon; and
                            (ix)  To the holders of the Class R Certificates,  as provided in the pooling and servicing agreement.

Principal Distribution      The Principal  Distribution  Amount for any Distribution  Date
Amount:                     and  each  loan  group  will be the  sum of (i) the  principal portion  of all  scheduled  monthly  payments  on the  related mortgage  loans due during the related Due Period,  whether or not  received on or prior to the related  Determination  Date;
                            (ii)  the  principal  portion  of  all  proceeds  received  in respect of the  repurchase of a mortgage loan (or, in the case of a substitution,  certain  amounts  representing a principal
                            adjustment)   as  required   by  the  Pooling  and   Servicing
                            Agreement  during the  related  Prepayment  Period;  (iii) the
                            principal  portion  of  all  other  unscheduled   collections,
                            including   insurance  proceeds,   liquidation   proceeds  and
                            all  full  and   partial   principal   prepayments,   received
                            during the related  Prepayment  Period,  to the extent applied
                            as   recoveries   of   principal   on  the  related   mortgage
                            loans,   and  (iv)  a   percentage   of  the   amount  of  any
                            Overcollateralization  Increase  Amount for such  Distribution
                            Date   MINUS   (v)  a   percentage   of  the   amount  of  any
                            Overcollateralization  Release  Amount  for such  Distribution
                            Date allocated to the Principal  Distribution  Amount based on the amount of principal for such Distribution Date.

Class A Principal           For any  Distribution  Date on or after the  Stepdown  Date on
Distribution                which a Trigger  Event is not in  effect,  an amount  equal to
Amount:                     the  excess  (if  any)  of  (x)  the   aggregate   Certificate
                            Principal  Balance  of the  Class A  Certificates  immediately prior to such  Distribution  Date  over (y) the  excess of (a)
                            the aggregate stated  principal  balance of the mortgage loans as of the last day of the related due period (after  reduction for Realized  Losses  incurred  during the related  Prepayment
                            Period) over (b) the  aggregate  stated  principal  balance of the  mortgage  loans  as of the last  day of the  related  due period (after  reduction for Realized  Losses  incurred during the  related  Prepayment  Period)  multiplied  by (i) prior to the  distribution  date in April 2012,  25.750% and (ii) on or after the distribution date in April 2012, 20.600%.

Class M-1 Principal         For any  Distribution  Date on or after the  Stepdown  Date on
Distribution                which a Trigger  Event is not in  effect,  an amount  equal to
Amount:                     the excess (if any) of (x) the Certificate  Principal  Balance of the  Class  M-1  Certificates  immediately  prior  to  such
                            Distribution  Date over (y) the  excess  of (a) the  aggregate stated principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for Realized
                            Losses  incurred  during the related  Prepayment  Period) over
                            (b)  the  sum  of  (1)  the  aggregate  Certificate  Principal
                            Balance  of  the  Class  A  Certificates  (after  taking  into account  the  payment  of the Class A  Principal  Distribution
                            Amounts  for such  Distribution  Date)  and (2) the  aggregate stated principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for Realized
                            Losses   incurred  during  the  related   Prepayment   Period)
                            multiplied  by (i)  prior  to the  distribution  date in April
                            2012,  16.625% and (ii) on or after the  distribution  date in
                            April 2012, 13.300%.

Class M-2 Principal         For any  Distribution  Date on or after the  Stepdown  Date on
Distribution                which a Trigger  Event is not in  effect,  an amount  equal to
Amount:                     the excess (if any) of (x) the Certificate  Principal  Balance of the  Class  M-2  Certificates  immediately  prior  to  such
                            Distribution  Date over (y) the  excess  of (a) the  aggregate stated principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for Realized
                            Losses  incurred  during the related  Prepayment  Period) over
                            (b)  the  sum  of  (1)  the  aggregate  Certificate  Principal
                            Balance  of  the  Class  A  Certificates  (after  taking  into account  the  payment  of the Class A  Principal  Distribution
                            Amounts  for  such  Distribution   Date),  (2)  the  aggregate
                            Certificate  Principal  Balance of the Class M-1  Certificates
                            (after  taking  into  account  the  payment  of the  Class M-1
                            Principal  Distribution  Amounts for such  Distribution  Date)
                            and  (3)  the  aggregate  stated  principal   balance  of  the
                            mortgage  loans as of the last day of the  related  due period
                            (after  reduction  for  Realized  Losses  incurred  during the related  Prepayment  Period)  multiplied  by (i)  prior to the distribution date in April 2012,  11.875% and (ii) on or after the distribution date in April 2012, 9.500%.
Class M-3 Principal         For any  Distribution  Date on or after the  Stepdown  Date on
Distribution                which a Trigger  Event is not in  effect,  an amount  equal to
Amount:                     the excess (if any) of (x) the Certificate  Principal  Balance of the  Class  M-3  Certificates  immediately  prior  to  such
                            Distribution  Date over (y) the  excess  of (a) the  aggregate stated principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction  for Realized
                            Losses  incurred  during the related  Prepayment  Period) over
                            (b)  the  sum  of  (1)  the  aggregate  Certificate  Principal
                            Balance  of  the  Class  A  Certificates  (after  taking  into account  the  payment  of the Class A  Principal  Distribution
                            Amounts  for  such  Distribution   Date),  (2)  the  aggregate
                            Certificate  Principal  Balance of the Class M-1  Certificates
                            (after  taking  into  account  the  payment  of the  Class M-1
                            Principal  Distribution  Amounts for such Distribution  Date),
                            (3) the aggregate  Certificate  Principal Balance of the Class
                            M-2  Certificates  (after  taking into  account the payment of
                            the  Class  M-2  Principal   Distribution   Amounts  for  such
                            Distribution  Date)  and (4) the  aggregate  stated  principal balance  of  the  mortgage  loans  as of the  last  day of the related  due  period  (after  reduction  for  Realized  Losses incurred during the related  Prepayment  Period) multiplied by
                            (i) prior to the distribution date in April 2012,  10.375% and
                            (ii) on or after the distribution date in April 2012, 8.300%.

Class B-1 Principal         For any  Distribution  Date on or after the Stepdown  Date on
Distribution                which a Trigger  Event is not in effect,  an amount  equal to
Amount:                     the excess (if any) of (x) the Certificate  Principal Balance of the  Class  B-1  Certificates  immediately  prior  to such
                            Distribution  Date over (y) the  excess of (a) the  aggregate stated  principal  balance  of the  mortgage  loans as of the last day of the  related  due  period  (after  reduction  for
                            Realized  Losses  incurred  during  the  related   Prepayment
                            Period)  over  (b) the sum of (1) the  aggregate  Certificate
                            Principal  Balance of the Class A Certificates  (after taking
                            into   account   the   payment  of  the  Class  A   Principal
                            Distribution  Amounts for such  Distribution  Date),  (2) the aggregate  Certificate  Principal  Balance  of the  Class M-1
                            Certificates  (after  taking into  account the payment of the
                            Class   M-1   Principal   Distribution   Amounts   for   such
                            Distribution  Date) (3) the aggregate  Certificate  Principal
                            Balance  of the Class M-2  Certificates  (after  taking  into account the payment of the Class M-2  Principal  Distribution
                            Amounts  for  such  Distribution  Date),  (4)  the  aggregate
                            Certificate  Principal  Balance of the Class M-3 Certificates
                            (after  taking  into  account  the  payment  of the Class M-3
                            Principal  Distribution  Amounts for such Distribution Date), and  (5)  the  aggregate  stated  principal  balance  of  the mortgage  loans as of the last day of the  related due period
                            (after  reduction  for Realized  Losses  incurred  during the related  Prepayment  Period)  multiplied  by (i) prior to the distribution  date in April 2012, 7.375% and (ii) on or after the distribution date in April 2012, 5.900%.

Class B-2 Principal           For any  Distribution  Date on or after the Stepdown Date on
Distribution                  which a Trigger  Event is not in effect,  an amount equal to
Amount:                       the  excess  (if  any)  of  (x)  the  Certificate  Principal
                              Balance of the Class B-1 Certificates  immediately  prior to such  Distribution  Date  over  (y)  the  excess  of (a) the aggregate stated principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction for Realized Losses  incurred during the related  Prepayment
                              Period)  over (b) the sum of (1) the  aggregate  Certificate
                              Principal Balance of the Class A Certificates  (after taking
                              into   account   the   payment  of  the  Class  A  Principal
                              Distribution  Amounts for such  Distribution  Date), (2) the aggregate  Certificate  Principal  Balance  of the Class M-1
                              Certificates  (after  taking into account the payment of the
                              Class   M-1   Principal   Distribution   Amounts   for  such
                              Distribution Date) (3) the aggregate  Certificate  Principal
                              Balance of the Class M-2  Certificates  (after  taking  into account the payment of the Class M-2 Principal  Distribution
                              Amounts  for  such  Distribution  Date),  (4) the  aggregate
                              Certificate  Principal Balance of the Class M-3 Certificates
                              (after  taking  into  account  the  payment of the Class M-3
                              Principal  Distribution Amounts for such Distribution Date),
                              (5)  the  aggregate  Certificate  Principal  Balance  of the
                              Class  B-1  Certificates  (after  taking  into  account  the payment of the Class B-1 Principal  Distribution Amounts for
                              such  Distribution   Date)  and  (6)  the  aggregate  stated
                              principal  balance of the mortgage  loans as of the last day of the  related due period  (after  reduction  for  Realized
                              Losses  incurred  during  the  related   Prepayment  Period)
                              multiplied  by (i) prior to the  distribution  date in April
                              2012,  4.375% and (ii) on or after the distribution  date in
                              April 2012, 3.500%.

Class B-3 Principal           For any  Distribution  Date on or after the Stepdown Date on
Distribution                  which a Trigger  Event is not in effect,  an amount equal to
Amount:                       the  excess  (if  any)  of  (x)  the  Certificate  Principal
                              Balance of the Class B-3 Certificates  immediately  prior to such  Distribution  Date  over  (y)  the  excess  of (a) the aggregate stated principal  balance of the mortgage loans as of the last day of the related due period  (after  reduction for Realized Losses  incurred during the related  Prepayment
                              Period)  over (b) the sum of (1) the  aggregate  Certificate
                              Principal Balance of the Class A Certificates  (after taking
                              into   account   the   payment  of  the  Class  A  Principal
                              Distribution  Amounts for such  Distribution  Date), (2) the aggregate  Certificate  Principal  Balance  of the Class M-1
                              Certificates  (after  taking into account the payment of the
                              Class   M-1   Principal   Distribution   Amounts   for  such
                              Distribution Date) (3) the aggregate  Certificate  Principal
                              Balance of the Class M-2  Certificates  (after  taking  into account the payment of the Class M-2 Principal  Distribution
                              Amounts  for  such  Distribution  Date),  (4) the  aggregate
                              Certificate  Principal Balance of the Class B-1 Certificates
                              (after  taking  into  account  the  payment of the Class B-1
                              Principal  Distribution  Amounts for such Distribution Date)
                              and (5) the aggregate  Certificate  Principal Balance of the
                              Class  B-2  Certificates  (after  taking  into  account  the payment of the Class B-2 Principal  Distribution Amounts for
                              such  Distribution   Date)  and  (6)  the  aggregate  stated
                              principal  balance of the mortgage  loans as of the last day of the  related due period  (after  reduction  for  Realized
                              Losses  incurred  during  the  related   Prepayment  Period)
                              multiplied  by (i) prior to the  distribution  date in April
                              2012,  3.125% and (ii) on or after the distribution  date in
                              April 2012, 2.500%.
                              Information concerning the sponsor's prior residential
Static Pool Information:      mortgage loan securitization involving prime or
                              alternative-a mortgage loans secured by first lien
                              mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                              http://www.bearstearns.com/transactions/sami_ii/gpmf2006-ar2/index.html.On this website, you can view for each of these
                              securitizations, summary pool information as of the
                              applicable securitization cut-off date and delinquency,
                              cumulative loss, and prepayment information as of each
                              distribution date by securitization for the past five
                              years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the
                              characteristics of each securitized mortgage loan pool
                              varies from each other as well as from the mortgage loans
                              to be included in the trust that will issue the
                              certificates offered by this term sheet. In addition, the
                              performance information relating to the prior
                              securitizations described above may have been influenced by factors beyond the sponsor's control such as housing prices and market interest rates. Therefore, the performance of
                              these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage
                              loans to be included in the trust related to this offering.

                                                          Exhibit 1 - Available Funds Cap Schedule

                                      Class          Class          Class          Class          Class          Class
                                       1-A-1          1-A-2          1-A-3          2-A-1          3-A-1          3-A-2
           Distribution             Effective      Effective      Effective      Effective      Effective      Effective
               Date                  Coupon(%)      Coupon(%)      Coupon(%)      Coupon(%)      Coupon(%)      Coupon(%)
25-Apr-06                              4.83           4.93           5.00           4.83           4.83           4.93
25-May-06 and thereafter               10.50          10.50          10.50          10.50          10.50          10.50

                                      Class          Class          Class          Class          Class          Class
                                       3-A-3           M-1            M-2            M-3            B-1            B-2
           Distribution             Effective      Effective      Effective      Effective      Effective      Effective
               Date                  Coupon(%)      Coupon(%)      Coupon(%)      Coupon(%)      Coupon(%)      Coupon(%)
25-Apr-06                              5.00           5.20           5.27           5.35           6.00           6.65
25-May-06 and thereafter               10.50          10.50          10.50          10.50          10.50          10.50

                                      Class
                                        B-3
           Distribution             Effective
               Date                  Coupon(%)
25-Apr-06                              6.65
25-May-06 and thereafter               10.50

                                                                 Exhibit II - Yield Tables
Class 1-A-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.88          5.36            3.93           3.05           2.46           2.02           1.38           1.00
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     4.95          4.95            4.95           4.95           4.95           4.95           4.95           4.95

Class 1-A-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.88          5.36            3.93           3.05           2.46           2.02           1.38           1.00
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     5.05          5.05            5.05           5.05           5.05           5.05           5.05           5.05

Class 1-A-3 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.88          5.36            3.93           3.05           2.46           2.02           1.38           1.00
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     5.13          5.13            5.13           5.13           5.13           5.13           5.13           5.13

Class 2-A-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.91          5.37            3.94           3.06           2.46           2.02           1.39           1.00
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     4.95          4.95            4.95           4.95           4.95           4.95           4.95           4.95

Class 3-A-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.87          5.35            3.93           3.04           2.45           2.01           1.37           0.99
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     4.95          4.95            4.95           4.95           4.95           4.95           4.95           4.95

Class 3-A-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.87          5.35            3.93           3.04           2.45           2.01           1.37           0.99
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     5.05          5.05            5.05           5.05           5.05           5.05           5.05           5.05

Class 3-A-3 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                 7.87          5.35            3.93           3.04           2.45           2.01           1.37           0.99
Prin. Start Date       4/25/2006      4/25/2006      4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006      4/25/2006
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          232            165            124             98             80             67             48             36
Yield                     5.13          5.13            5.13           5.13           5.13           5.13           5.13           5.13

Class M-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                13.35          9.43            7.31           5.89           4.89           4.25           3.78           2.99
Prin. Start Date       5/25/2013      5/25/2012      10/25/2010     10/25/2009      4/25/2009      5/25/2009      9/25/2009      3/25/2009
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          147            92              70             56             44             30              7              1
Yield                     5.33          5.33            5.33           5.33           5.33           5.33           5.34           5.33

Class M-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                13.35          9.41            7.29           5.89           4.88           4.21           3.58           2.99
Prin. Start Date       5/25/2013      4/25/2012      10/25/2010     10/25/2009      4/25/2009      5/25/2009      7/25/2009      3/25/2009
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          147            93              70             56             44             30              9              1
Yield                     5.41          5.41            5.41           5.41           5.41           5.41           5.41           5.40

Class M-3 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                13.35          9.40            7.29           5.88           4.88           4.21           3.53           2.99
Prin. Start Date       5/25/2013      4/25/2012      10/25/2010     10/25/2009      4/25/2009      5/25/2009      7/25/2009      3/25/2009
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          147            93              70             56             44             30              9              1
Yield                     5.49          5.49            5.49           5.49           5.49           5.49           5.49           5.49

Class B-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                13.35          9.40            7.29           5.88           4.88           4.20           3.48           2.99
Prin. Start Date       5/25/2013      3/25/2012      10/25/2010     10/25/2009      4/25/2009      4/25/2009      6/25/2009      3/25/2009
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          147            94              70             56             44             31             10              1
Yield                     6.17          6.17            6.17           6.17           6.17           6.16           6.16           6.16

Class B-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                13.19          9.26            7.18           5.80           4.82           4.18           3.43           2.99
Prin. Start Date       5/25/2013      3/25/2012      10/25/2010     10/25/2009      4/25/2009      4/25/2009      5/25/2009      3/25/2009
Prin. End Date         7/25/2025     12/25/2019      7/25/2016       5/25/2014     11/25/2012     10/25/2011      3/25/2010      3/25/2009
Prin. Window Len          147            94              70             56             44             31             11              1
Yield                     6.84          6.84            6.84           6.84           6.84           6.84           6.84           6.84

Class B-3 to Call
Price: 100-00          10.00% CPR    15.00% CPR      20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR     45.00% CPR     55.00% CPR
Avg. Life                12.39          8.64            6.71           5.43           4.66           3.99           3.27           2.99
Prin. Start Date       5/25/2013      3/25/2012      10/25/2010     10/25/2009      4/25/2009      4/25/2009      4/25/2009      3/25/2009
Prin. End Date         2/25/2023      1/25/2018      1/25/2015       3/25/2013      3/25/2012      6/25/2011      1/25/2010      3/25/2009
Prin. Window Len          118            71              52             42             36             27             10              1
Yield                     6.84          6.84            6.84           6.84           6.84           6.84           6.84           6.84

Class 1-A-1 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.30            5.75          4.25           3.31           2.67           2.20          1.51           1.00
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          12/25/2038      1/25/2033      1/25/2028     12/25/2023     10/25/2020     6/25/2018      2/25/2015      3/25/2009
Prin. Window Len           393             322            262            213            175           147            107            36
Yield                      4.96            4.96          4.96           4.97           4.97           4.97          4.97           4.95

Class 1-A-2 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.30            5.75          4.25           3.31           2.67           2.20          1.51           1.00
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          12/25/2038      1/25/2033      1/25/2028     12/25/2023     10/25/2020     6/25/2018      2/25/2015      3/25/2009
Prin. Window Len           393             322            262            213            175           147            107            36
Yield                      5.06            5.07          5.07           5.08           5.08           5.08          5.08           5.05

Class 1-A-3 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.30            5.75          4.25           3.31           2.67           2.20          1.51           1.00
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          12/25/2038      1/25/2033      1/25/2028     12/25/2023     10/25/2020     6/25/2018      2/25/2015      3/25/2009
Prin. Window Len           393             322            262            213            175           147            107            36
Yield                      5.14            5.14          5.15           5.15           5.15           5.16          5.16           5.13

Class 2-A-1 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.34            5.76          4.26           3.32           2.68           2.20          1.52           1.00
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          5/25/2039       2/25/2033     12/25/2027     11/25/2023     10/25/2020     6/25/2018      2/25/2015      3/25/2009
Prin. Window Len           398             323            261            212            175           147            107            36
Yield                      4.96            4.96          4.96           4.97           4.97           4.97          4.97           4.95

Class 3-A-1 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.30            5.75          4.25           3.30           2.65           2.18          1.50           0.99
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          6/25/2039       4/25/2033      3/25/2028     12/25/2023      8/25/2020     3/25/2018     12/25/2014      3/25/2009
Prin. Window Len           399             325            264            213            173           144            105            36
Yield                      4.96            4.96          4.96           4.97           4.97           4.97          4.97           4.95

Class 3-A-2 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.30            5.75          4.25           3.30           2.65           2.18          1.50           0.99
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          6/25/2039       4/25/2033      3/25/2028     12/25/2023      8/25/2020     3/25/2018     12/25/2014      3/25/2009
Prin. Window Len           399             325            264            213            173           144            105            36
Yield                      5.06            5.07          5.07           5.08           5.08           5.08          5.08           5.05

Class 3-A-3 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                  8.30            5.75          4.25           3.30           2.65           2.18          1.50           0.99
Prin. Start Date        4/25/2006       4/25/2006      4/25/2006      4/25/2006      4/25/2006     4/25/2006      4/25/2006      4/25/2006
Prin. End Date          6/25/2039       4/25/2033      3/25/2028     12/25/2023      8/25/2020     3/25/2018     12/25/2014      3/25/2009
Prin. Window Len           399             325            264            213            173           144            105            36
Yield                      5.14            5.14          5.15           5.15           5.15           5.15          5.16           5.13

Class M-1 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                 14.16           10.15          7.88           6.35           5.26           4.58          4.08           4.87
Prin. Start Date        5/25/2013       5/25/2012     10/25/2010     10/25/2009      4/25/2009     5/25/2009      9/25/2009      3/25/2009
Prin. End Date          2/25/2033       1/25/2027      4/25/2022     12/25/2018      8/25/2016     12/25/2014     7/25/2012     12/25/2012
Prin. Window Len           238             177            139            111            89             68            35             46
Yield                      5.34            5.35          5.35           5.35           5.35           5.35          5.36           5.45

Class M-2 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                 14.02            9.99          7.75           6.25           5.18           4.48          3.86           3.96
Prin. Start Date        5/25/2013       4/25/2012     10/25/2010     10/25/2009      4/25/2009     5/25/2009      7/25/2009     11/25/2009
Prin. End Date          3/25/2031       12/25/2024     7/25/2020      7/25/2017      6/25/2015     12/25/2013     3/25/2012      9/25/2010
Prin. Window Len           215             153            118            94             75             56            33             11
Yield                      5.42            5.42          5.42           5.42           5.42           5.42          5.43           5.49

Class M-3 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                 13.89            9.86          7.65           6.17           5.11           4.42          3.76           3.67
Prin. Start Date        5/25/2013       4/25/2012     10/25/2010     10/25/2009      4/25/2009     5/25/2009      7/25/2009     10/25/2009
Prin. End Date          6/25/2029       4/25/2023      3/25/2019      6/25/2016      8/25/2014     3/25/2013      8/25/2011      4/25/2010
Prin. Window Len           194             133            102            81             65             47            26              7
Yield                      5.50            5.50          5.50           5.50           5.50           5.51          5.51           5.56

Class B-1 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                 13.72            9.71          7.53           6.07           5.03           4.34          3.67           3.51
Prin. Start Date        5/25/2013       3/25/2012     10/25/2010     10/25/2009      4/25/2009     4/25/2009      6/25/2009      8/25/2009
Prin. End Date          9/25/2028       8/25/2022      8/25/2018      1/25/2016      3/25/2014     11/25/2012     6/25/2011      2/25/2010
Prin. Window Len           185             126            95             76             60             44            25              7
Yield                      6.17            6.18          6.18           6.18           6.18           6.19          6.20           6.27

Class B-2 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                 13.23            9.29          7.21           5.82           4.84           4.24          3.49           3.29
Prin. Start Date        5/25/2013       3/25/2012     10/25/2010     10/25/2009      4/25/2009     4/25/2009      5/25/2009      6/25/2009
Prin. End Date          8/25/2026       10/25/2020     3/25/2017     11/25/2014      4/25/2013     3/25/2012     11/25/2010      9/25/2009
Prin. Window Len           160             104            78             62             49             36            19              4
Yield                      6.84            6.84          6.85           6.85           6.85           6.85          6.86           6.93

Class B-3 to Maturity
Price: 100-00           10.00% CPR      15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                 12.39            8.64          6.71           5.43           4.66           3.99          3.27           3.16
Prin. Start Date        5/25/2013       3/25/2012     10/25/2010     10/25/2009      4/25/2009     4/25/2009      4/25/2009      5/25/2009
Prin. End Date          2/25/2023       1/25/2018      1/25/2015      3/25/2013      3/25/2012     6/25/2011      1/25/2010      6/25/2009
Prin. Window Len           118              71            52             42             36             27            10              2
Yield                      6.84            6.84          6.84           6.84           6.84           6.84          6.84           6.89

--------------------------------------------------------------------------------------------
                                    Contact Information
MBS Trading
Michael Nierenberg                                            Tel: (212) 272-4976
Senior Managing Director                                      mnierenberg@bear.com

Paul Van Lingen                                               Tel: (212) 272-4976
Managing Director                                             pvanlingen@bear.com

MBS Structuring

Mark Michael                                                  Tel: (212) 272-5451
Managing Director                                             mmichael@bear.com

MBS Banking
Baron Silverstein                                             Tel: (212) 272-3877
Senior Managing Director                                      bsilverstein@bear.com

Jeff Maggard                                                  Tel: (212) 272-3877
Managing Director                                             jmaggard@bear.com

Samantha Fong                                                 Tel: (212) 272-7247
Analyst                                                       sfong@bear.com

Syndicate

Carol Fuller                                                  Tel: (212) 272-4955
Senior Managing Director                                      cfuller@bear.com

Angela Ward                                                   Tel: (212) 272-4955
Vice-President                                                adward@bear.com

Rating Agencies

 Julia Clements  S&P                                          Tel: (212) 438-8432
                                                              julia_clements@standardandpoors.com

Deepika Kothari - Moody's                                     Tel: (201) 915-8732
                                                              deepika.kothari@moodys.com